UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 10, 2008

Date of Report (Date of earliest event reported)

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15070	52-1253406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 630, Bethesda, MD		20814
(Address of principal executive offices)		(Zip Code)

(301) 280-1992

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

The disclosure required by this item is included in Item 3.02 and is incorporated herein by this reference.

Item 3.02.                                        Unregistered Sale of Equity Securities.

On December 10, 2008, we entered into agreements (the “Purchase Agreements”) with certain accredited investors (the “Investors”) with respect to the sale of 2,068,964 shares of our common stock at a price per share of $1.45 (the “Shares”), for gross proceeds of $3 million (the “Offering”).  The Offering is subject to customary closing conditions, and we expect to close the Offering as soon as practicable after satisfaction of these conditions.  In connection with the Offering, we have also agreed to issue warrants to purchase an additional 745,104 shares of common stock with an exercise price of $1.74 per share (the “Warrants”).  The Warrants will be immediately exercisable and will expire on December 31, 2011.

Under the terms of the Offering, the Investors have agreed to vote the Shares, and any additional shares issued pursuant to the exercise of the Warrants, with our Board of Directors until December 31, 2011.

The Offering was made to two affiliates of the Company’s largest shareholder, Sigma-Tau Group who are both “accredited investors” (as such term is defined in Section 501(a) of Regulation D) in reliance upon an exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Act”).  The securities sold in connection with the Offering may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  There were no discounts or brokerage fees associated with this Offering.  The proceeds will be used to provide us with working capital and to help fund ongoing clinical trials.

We have attached copies of the form of Warrant and Purchase Agreement as Exhibits 4.1 and 99.1, respectively. The foregoing summaries are qualified in their entirety by the contents of such exhibits, which are incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                                                 Exhibits

4.1                                                                                 Form of Warrant

99.1                                                                           Form of Purchase Agreement

99.2                                                                           Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.

By:	/s/ J.J. FINKELSTEIN
J.J. Finkelstein President and Chief Executive Officer

Date:  December 11, 2008